As filed with the Securities and Exchange Commission on October 28, 2026

Securities Act Registration No. 333-123290

Investment Company Act Reg. No. 811-21726

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 204	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 205	☒

(Check appropriate box or boxes.)

360 FUNDS

(Exact Name of Registrant as Specified in Charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 244-6235

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With Copies To:

Bo J. Howell
FinTech Law, LLC
6224 Turpin Hills Dr. Cincinnati, Ohio 45244

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On ______________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pinnacle Wealth Advisors, LLC

IMS Capital Value Fund

Institutional Class Shares (Ticker Symbol: IMSCX)

IMS Strategic Income Fund

Institutional Class Shares (Ticker Symbol: IMSIX)

each a series of the

360 Funds

PROSPECTUS

October 28, 2026

This Prospectus relates to one class of shares (Institutional Class shares) of the IMS Capital Value Fund and IMS Strategic Income Fund. For questions or for Shareholder Services, please call (877) 244-6235.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY OF THE IMS CAPITAL VALUE FUND

Investment Objective.

The investment objective of the IMS Capital Value Fund (the “Value Fund”) is long-term growth from capital appreciation and, secondarily, income from dividends.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class shares
Redemption Fees (as a % of amount redeemed, a redemption fee will be assessed on shares of the Fund that are held for 90 days or less)	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class shares
Management Fees	1.21%
Other Expenses	0.52%
Interest Expense	0.01%
Total Annual Fund Operating Expenses	1.74%

Example.

This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years

Institutional Class	$177	$548	$944	$2,052

Portfolio Turnover.

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example above, affect the Value Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.30% of the average value of its portfolio.

Principal Investment Strategy of the Fund.

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities that the Adviser considers having “value” characteristics. The Fund defines “value” as investments that appear to be undervalued relative to historical price, assets, earnings, growth potential, or cash flows.

The Value Fund invests primarily in common stocks of large-cap U.S. companies. The Fund defines large-cap securities as those with a market capitalization greater than $11 billion. Although the Value Fund intends to invest primarily in large-cap stocks as described above, it may also invest in common stocks of any capitalization. The Value Fund may also pursue its investment objective directly or indirectly through investments in other investment companies (including exchange-traded funds (“ETFs”), mutual funds, and closed-end funds) that invest in the securities described above.

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Pinnacle Wealth Advisors, LLC (the “Adviser”) employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and positive momentum characteristics. Value characteristics include a historically low stock price and historically low fundamental ratios, such as price-to-earnings, price-to-sales, price-to-book-value, and price-to-cash-flow. Positive momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength, and other developments that may favorably affect a company’s stock price, such as a new product or a change in management. The Adviser seeks to reduce risk through diversification and the ownership of undervalued companies, which may be less volatile than overpriced companies whose fundamentals do not support their valuations. The Adviser generally seeks companies that it believes are well-capitalized, globally diversified, and have the resources to weather negative business conditions successfully.

Most stocks in the Value Fund’s portfolio fall into one of the Adviser’s seven strategic focus areas: healthcare, technology, financial services, communications/entertainment, consumer, consolidating industries (i.e., companies buying other companies in an industry), and industries that, in the past, have declined less than others during general market declines (i.e., defensive industries). The Adviser believes that stocks in these focus areas have the potential to produce superior long-term returns. In addition, the Adviser carefully diversifies the Value Fund’s holdings to ensure representation in most, if not all, major broad-based industry sectors defined by Standard & Poor’s Global Inc. (“S&P”).

The Value Fund typically will sell a portfolio company if (1) a company’s stock price exceeds the Adviser’s target sell price and (2) the company demonstrates that it may be losing positive momentum as described above. The Value Fund also could sell a portfolio company earlier if the Adviser believes that the company’s stock price may not reach the Adviser’s target sell price due to a material event, such as major industry-wide change, a significant change in the company’s management or direction, the emergence of a better opportunity within the same industry, or if the company becomes involved in a merger or acquisition.

Principal Risks of Investing in the Fund. An investment in the Value Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Value Fund will successfully meet its investment objective. Generally, the Value Fund will be subject to the following additional risks:

●	Value Securities Risk. Value stocks appear underpriced based on valuation measures, such as lower price-to-earnings and price-to-book ratios. Investments in value-oriented securities may expose the Value Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

●	Large-Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Investment Company Securities Risk. When the Value Fund invests in other investment companies, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Value Fund will incur higher expenses, which may be duplicative. In addition, the Value Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks, such as the fact that the ETF’s shares may trade at a market price above or below their net asset value, or an active market may not develop. To the extent that the Value Fund invests in ETFs that invest in commodities, the Value Fund will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

●	Industry Focus Risk. The value of securities in a particular industry (such as financial services, technology, or healthcare) may decline because of changing expectations for the performance of a specific industry. The Fund intends to hold many different individual securities to manage risks in a particular industry. However, the Fund focuses on healthcare, technology, financial services, communications/entertainment, consumer, consolidating, and defensive industries. As a consequence, the share price of the Fund may fluctuate in response to factors affecting a particular industry. It may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any economic, political, or regulatory occurrence affecting the above industries.

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Performance.

The bar chart below shows how the Value Fund’s investment results have varied yearly. The table below shows how the Value Fund’s average annual total returns compare to those of a broad-based securities market index. This information indicates the risks of investing in the Value Fund. Past performance of the Value Fund does not necessarily indicate how it will perform in the future. Updated performance information is available at no cost by calling (877) 244-6235.

Year-by-Year Total Return (for periods ended December 31)

The Value Fund’s year-to-date return as of September 30, 2026 was 8.89%. During the periods shown in the bar chart, the highest return for a quarter was 16.67% during the quarter ended March 31, 2019 and the lowest return for a quarter was (26.04)% during the quarter ended June 30, 2022.

Average Annual Total Returns

(for the periods ended December 31, 2025)

IMS Capital Value Fund	One Year	Five Years	Ten Years
Return Before Taxes	17.02%	12.28%	11.05%
Return After Taxes on Distributions	16.21%	11.14%	9.96%
Return After Taxes on Distributions and Sale of Fund Shares	11.40%	9.81%	8.99%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.81%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2025, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Value Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Value Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235 or accessed on the Adviser’s website at www.imsfunds.com.

Management. Pinnacle Wealth Advisors, LLC serves as the Value Fund’s investment adviser. Mr. Carl W. Marker is the Value Fund’s portfolio manager and is primarily responsible for the daily management of the Value Fund’s portfolio.

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Purchase and Sale of Fund Shares. The minimum initial investment in Institutional Class shares of the Value Fund is $5,000 for regular accounts and $2,000 for Coverdell Savings Accounts and Uniform Gifts and Minors Act (“UGMAs”). Subsequent investments must be amounts of at least $100. You may sell your shares on days when the Value Fund is open for business. The Adviser may waive the minimum investment requirement for certain qualified retirement plans and advisory fee-based platforms.

You can purchase or redeem shares directly from the Value Fund on any business day the New York Stock Exchange (“NYSE”) is open directly by calling the Value Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile, or bank wire. The Value Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Value Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Value Fund’s distributions will generally be taxed to you as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Fund and its related companies may pay the intermediary for the sale of Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY OF THE IMS STRATEGIC INCOME FUND

Investment Objective.

The investment objective of the IMS Strategic Income Fund (the “Income Fund”) is current income, and, secondarily, capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Institutional Class shares
Redemption Fees (as a % of amount redeemed, a redemption fee will be assessed on shares of the Fund that are held for 90 days or less)	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class shares
Management Fees	1.26%
Other Expenses	1.61%
Interest Expense	0.01%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	2.90%
Fee Waivers and/or Expense Reimbursement[1]	(0.92)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement	1.98%

[1]	Pinnacle Wealth Advisors, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Income Fund under which the Adviser has agreed to waive or reimburse expenses of the Income Fund, if necessary, in an amount that limits the Income Fund’s annual operating expenses (exclusive of interest, distribution fees under Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures that are capitalized following generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) to not more than 1.95% until and through at least October 31, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Income Fund within three years from the date of the waiver or reimbursement, provided that the repayment does not cause the Income Funds annual operating expenses to exceed the expense limitation that was in place at the time the expense was waived or reimbursed. At a meeting held on September 30, 2025, shareholders approved an expense limitation agreement with the Adviser that allows the Adviser to recoup amounts that IMS Capital Management, Inc., the Funds’ prior investment adviser, waived or reimbursed under its expense limitation agreement with the Funds. Before October 31, 2027, the agreement cannot be terminated without the approval of the Income Fund’s Board of Trustees.

Example.

This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year, the Income Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only through October 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years

Institutional Class	$201	$811	$1,447	$3,158

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Portfolio Turnover.

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund’s performance. During the most recent fiscal year, the Income Fund’s portfolio turnover rate was 519.01% of the average value of its portfolio.

Principal Investment Strategy of the Fund.

Under normal circumstances, the Income Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in dividend-paying or other income-producing securities. The Adviser has the flexibility to invest in a broad range of fixed income and equity securities that produce current income. The Adviser allocates the Income Fund’s assets among different types of securities based on its assessment of potential risks and returns, and the Adviser may change the weighting among securities as market conditions change, to obtain the most attractive combination of current income and, secondarily, capital appreciation.

In pursuing its investment objectives, the Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible stocks, income trusts (including business trusts, oil royalty trusts, and real estate investment trusts (“REITs”)), money market instruments, and cash equivalents.

The Income Fund can invest in debt securities of any duration and maturity. The Income Fund considers investment-grade securities to be those rated BBB- or higher by S&P or Fitch Investors Service, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality, each at the time of purchase. The Income Fund may invest up to 100% (measured at the time of purchase) of its assets in domestic investment-grade fixed-income securities of any duration and maturity. The Income Fund may also invest up to 45% (measured at the time of purchase) of its assets in domestic high-yield fixed-income securities (“junk bonds”) of any duration and maturity. At times, the Income Fund’s position in illiquid securities may comprise a significant portion of the portfolio, up to the maximum 15% permitted by law. If market quotations for illiquid securities are not readily available or are deemed unreliable by the Adviser, the security will be fair valued by the Adviser according to the Fund’s and the Adviser’s valuation policies. There is no assurance that the Income Fund will receive a fair valuation upon the sale of a security. The Income Fund may invest up to 35% (measured at the time of purchase) of its assets in foreign equity and debt securities that pay dividends or interest, including foreign debt securities and foreign sovereign debt of any duration, quality, and maturity, as well as securities of issuers located in emerging markets.

Subject to the limitations described above, the Income Fund may pursue its investment objective directly or indirectly through investments in other investment companies (including exchange-traded funds (“ETFs”), mutual funds, and closed-end funds) that invest in the securities described above.

The Income Fund typically will sell a portfolio security if (1) the security price exceeds the Adviser’s target sell price; (2) market conditions or the issuer’s financial condition threaten the security’s price or coupon/dividend payment; (3) the Adviser identifies a security it deems more attractive or better suited to achieving the Fund’s investment objective; or (4) the security recently paid a dividend.

As a result of the Adviser’s overall strategy, the Income Fund engages in active trading of portfolio securities, resulting in a high portfolio turnover rate.

Principal Risks of Investing in the Fund. An investment in the Income Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Income Fund will successfully meet its investment objective. Generally, the Income Fund will be subject to the following additional risks:

●	Fixed-Income Securities Risk. The value of the Income Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is greater for long-term debt than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is greater for securities that are rated below investment grade or that are unrated.

●	High-Yield Securities Risk. The Income Fund may be subject to greater price volatility due to investing in high-yield fixed-income securities and unrated securities of similar credit quality (commonly known as “junk bonds”). The issuers of such bonds have a lower ability to make principal and interest payments, and are thus more likely to default. If this occurs, or is perceived as likely to occur, the values of these securities will generally be more volatile and are likely to fall. A default or expected default could also make it difficult for the Income Fund to sell the securities at the value it previously placed on them. An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Income Fund need to sell these securities (liquidity risk). Should an issuer declare bankruptcy, the Income Fund could also lose its entire investment. When the Income Fund invests in foreign high-yield bonds (including sovereign debt), it will be subject to additional risks not typically associated with investing in U.S. securities. These risks are described below under “Foreign securities risk.”

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●	Credit Risk. An issuer of debt securities may not make timely payments of principal and interest.

●	Foreign Securities Risk. The Income Fund may invest in securities of foreign issuers, including issuers located in emerging markets. Foreign investments involve risks not typically associated with investments in U.S. issuers. Foreign markets may be less liquid, more volatile, and subject to less government supervision and regulation than U.S. markets. Foreign issuers are generally not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. issuers, and less public information about them may be available. Foreign investments may be adversely affected by political, social, or economic instability, diplomatic developments, expropriation or nationalization, confiscatory taxation, currency controls, and restrictions on the repatriation of income or capital. Interest and dividends paid by foreign issuers may be subject to foreign withholding taxes, which reduce the amount available for distribution to shareholders. To the extent the Income Fund holds securities denominated in a foreign currency, a decline in the value of that currency against the U.S. dollar will reduce the U.S. dollar value of those holdings. The Income Fund does not currently intend to hedge its foreign currency exposure.

●	Dividend Strategy Risk. There can be no assurances that the Adviser can correctly anticipate the level of dividends that companies will pay in any given timeframe. If the Adviser’s expectations as to potential dividends are wrong, the Income Fund’s performance may be adversely affected. The strategy will also expose the Income Fund to increased trading costs and potential short-term capital losses or gains.

●	Dividend Tax Risk. There can be no assurances that the dividends received by the Income Fund from its investments will consist of tax-advantaged qualifying dividends eligible for either the dividends-received deduction for corporate Income Fund shareholders that are otherwise eligible for such deduction or treatment as qualified dividends eligible for long-term capital gain rates in respect of non-corporate Income Fund shareholders. Furthermore, there is no guarantee that dividends received by the Income Fund will continue to receive favorable tax treatment in future years.

●	Portfolio Turnover Risk. Through active trading, the Income Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

●	Preferred Stock Risk. Preferred stocks rated in the lowest investment grade categories have speculative characteristics. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. Changes in economic conditions or other circumstances that harm the issuer may lead to a weakened capacity to pay the preferred stock obligations. Under certain conditions, preferred stock issuers may skip or defer dividend payments for long periods. As with common stock, preferred stock is subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore is subject to greater credit risk than those debt instruments.

●	REIT Risk. To the extent that the Income Fund invests in companies that invest in REITs, the Income Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates, and property taxes.

●	Investment Company Securities Risk. When the Income Fund invests in other investment companies, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Income Fund will incur higher expenses, which may be duplicative. In addition, the Income Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks, such as the fact that the ETF’s shares may trade at a market price above or below their net asset value, or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including derivative transactions and short-selling techniques. To the extent that the Income Fund invests in ETFs that invest in commodities, it will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

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●	Income Trust Risk. Investments in income trusts are subject to various risks related to the underlying operating companies controlled by such trusts, including dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. When the Income Fund invests in oil royalty trusts, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Moreover, oil royalty trusts are subject to the risk that the underlying oil and gas reserves attributable to the royalty trust may be depleted. As a group, business trusts typically invest in a broad range of industries. Therefore, the related risks will vary depending on the underlying industry in the business trust’s portfolio.

●	Liquidity Risk. Some securities may be illiquid and have few market makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price that represents current or fair market value.

Performance.

The bar chart below shows how the Income Fund’s investment results have varied yearly. The table below shows how the Income Fund’s average annual total returns compare to those of a broad-based securities market index. This information indicates the risks of investing in the Income Fund. Past performance of the Income Fund does not necessarily indicate how it will perform in the future. Updated performance information is available at no cost by calling (877) 244-6235.

Year-by-Year Total Return (for periods ended December 31)

The Income Fund’s year-to-date return as of September 30, 2026 was (1.66)%. During the periods shown in the bar chart, the highest return for a quarter was 12.40% during the quarter ended March 31, 2019 and the lowest return for a quarter was (16.47)% during the quarter ended March 31, 2020.

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Average Annual Total Returns

(for the periods ended December 31, 2025)

IMS Strategic Income Fund	One Year	Five Years	Ten Years
Return Before Taxes	8.82%	2.47%	1.34%
Return After Taxes on Distributions	5.67%	(0.16)%	(1.25)%
Return After Taxes on Distributions and Sale of Fund Shares	5.48%	0.72%	(0.20)%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%

After-tax returns are calculated using the highest individual federal income tax rates in effect as of December 31, 2025, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Income Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current performance of the Income Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235 or accessed on the Adviser’s website at www.imsfunds.com.

Management. Pinnacle Wealth Advisors, LLC serves as the Income Fund’s investment adviser. Carl W. Marker is the Income Fund’s portfolio manager and is primarily responsible for the daily management of the Income Fund’s portfolio.

Purchase and Sale of Fund Shares. The minimum initial investment in Institutional Class shares of the Income Fund is $5,000 for regular accounts and $2,000 for Coverdell Savings Accounts and UGMAs. Subsequent investments must be amounts of at least $100. You may sell your shares on days when the Income Fund is open for business. The Adviser may waive the minimum investment requirement for certain qualified retirement plans and advisory fee-based platforms.

You can purchase or redeem shares directly from the Income Fund on any business day the NYSE is open directly by calling the Income Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Income Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Income Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Income Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND PORTFOLIO HOLDINGS

The Funds’ Investment Objectives and Principal Investment Strategies. This section of the Prospectus provides additional information about the investment practices and related risks of the IMS Capital Value Fund (the “Value Fund”) and IMS Strategic Income Fund (the “Income Fund,” and together, a “Fund” or the “Funds”). Each Fund’s investment objective and 80% policy may be changed without shareholder approval; however, a Fund will provide 60 days’ advance notice to shareholders before implementing a change in its investment objective or its 80% policy.

IMS Capital Value Fund. The investment objective of the Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends. The Value Fund invests primarily in common stocks of large-cap U.S. companies. Under normal circumstances, the Value Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities that the Adviser considers having “value” characteristics. The Value Fund defines “value” as investments that appear to be undervalued relative to historical price, assets, earnings, growth potential, or cash flows. Pinnacle Wealth Advisors, LLC (the “Adviser”) employs a selection process to produce a diversified portfolio of companies exhibiting value and positive momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios, such as price-to-earnings, price-to-sales, price-to-book-value, and price-to-cash-flow. Positive momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength, and other developments that may favorably affect a company’s stock price, such as a new product or a change in management. The Adviser selects stocks based on value characteristics; however, the Value Fund will not invest in an undervalued stock until it exhibits positive momentum characteristics.

The Adviser seeks to reduce risk through diversification and the ownership of undervalued companies, which may be less volatile than overpriced companies whose fundamentals do not support their valuations. Companies selected generally will have a total market capitalization at the time of purchase greater than $11 billion, which the Adviser considers to be “large-cap” companies. The Value Fund may continue to hold a security even after it falls below these capitalization levels. The Adviser generally seeks companies that it believes are well-capitalized, globally diversified, and have the resources to weather negative business conditions successfully.

Most stocks in the Value Fund’s portfolio fall into one of the Adviser’s seven strategic focus areas: healthcare, technology, financial services, communications/entertainment, consumer, consolidating industries (i.e., companies buying other companies in an industry), and industries that, in the past, have declined less than others during general market declines (i.e., defensive industries). The Adviser believes that stocks in these focus areas have the potential to produce superior long-term returns. In addition, the Adviser carefully diversifies the Value Fund’s holdings to ensure representation in most, if not all, major broad-based industry sectors defined by Standard & Poor’s Global Inc. (“S&P”).

Although the Value Fund intends to be invested primarily in large-cap stocks as described above, the Fund may also invest in common stock of any capitalization. The Value Fund may pursue its investment objective directly or indirectly through investments in other investment companies (including ETFs, mutual funds, and closed-end funds) that invest in the securities described above. The Value Fund typically will sell a security if (1) the company’s stock price exceeds the Adviser’s target sell price, and (2) the company demonstrates that it may be losing positive momentum. A variety of conditions could result in the sale of a company before it has reached the Adviser’s target sale price. Some examples include a major industry-wide change, a significant change in the company’s management or direction, the emergence of a better opportunity within the same industry, or if the company becomes involved in a merger or acquisition.

IMS Strategic Income Fund. The investment objective of the Income Fund is current income and, secondarily, capital appreciation. Under normal circumstances, the Income Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in dividend-paying or other income-producing securities. The Adviser has the flexibility to invest in a broad range of fixed-income and equity securities that produce current income. The Adviser allocates the Income Fund’s assets among different types of securities based on its assessment of potential risks and returns, and the Adviser may change the weighting among securities as market conditions change, in an effort to obtain the most attractive combination of current income and, secondarily, capital appreciation.

In pursuing its investment objectives, the Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts, and real estate investment trusts (“REITs”)), money market instruments, and cash equivalents.

To maximize the level of dividend income that the Income Fund receives from common stocks, the Adviser may buy stocks based on their scheduled dividend payment date, often purchasing a common stock close to the expected dividend announcement. Following payment of a dividend, the period after which the stock is sold will vary depending upon the Adviser’s perception of the stock’s capital appreciation potential. The Adviser believes that receiving dividends from several issuers during a short period could augment the Income Fund’s total dividend income.

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The Income Fund can invest in debt securities of any duration and maturity. The Income Fund considers investment-grade securities to be those rated BBB- or higher by S&P or Fitch, or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality, each at the time of purchase. The Income Fund may also invest up to 45% (measured at the time of purchase) of its assets in junk bonds of any duration and maturity. At times, the Income Fund’s position in illiquid securities may comprise a significant portion of the portfolio, subject to the 15% limit under the Investment Company Act of 1940. If market quotations for illiquid securities are not readily available or are deemed unreliable by the Adviser, the security will be fair valued by the Adviser according to the Fund’s and the Adviser’s valuation policies and the oversight of the Fund’s Board. Illiquid securities are subject to many risks, which are discussed below. The Income Fund may invest up to 35% (measured at the time of purchase) of its assets in foreign fixed income and equity securities, including foreign debt securities and foreign sovereign debt of any duration, quality, and maturity, as well as securities of issuers located in emerging markets.

The Adviser seeks to invest in debt securities it expects will have a high yield to maturity or dividend yield relative to potential price volatility. Such securities include securities of an issuer that the Adviser believes has a stable or improving financial condition with a higher-than-average yield for its asset class or securities that the Adviser expects will continue to pay dividends and increase in price.

The Income Fund typically will sell a portfolio security if (1) the security price exceeds the Adviser’s target sell price; (2) market conditions or the issuer’s financial condition threaten the security’s price or coupon/dividend payment; (3) the Adviser identifies a security it deems more attractive or better suited to achieving the Fund’s investment objective; or (4) the security recently paid a dividend.

As a result of the Adviser’s overall strategy, the Income Fund engages in active trading of portfolio securities, resulting in a high portfolio turnover rate.

Temporary Defensive Positions. The Funds may occasionally take temporary defensive positions that are inconsistent with such Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such unusual circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

General Information Regarding Investing in a Fund. An investment in a Fund should not be considered a complete investment program. Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before investing in a Fund.

Additional Information. To the extent a Fund makes investments regulated by the Commodity Futures Trading Commission, it intends to do so under Rule 4.5 under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” per Rule 4.5, and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

PRINCIPAL RISKS OF INVESTING IN A FUND

All investments carry risks, and investment in a Fund is no exception. No investment strategy works all the time, and past performance does not necessarily indicate future performance. You may lose money on your investment in a Fund. To help you understand the risks of investing in a Fund, the principal risks of an investment in a Fund are generally set forth below:

Principal Risks of Both Funds

●	Investment Company Securities Risk. If the Funds invest in an underlying mutual fund or ETF, the Funds indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Funds will incur higher expenses, many of which may be duplicative. In addition, the Funds may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). The Funds have no control over the investments and related risks taken by the underlying funds in which it invests. ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value, an active market may not develop, it may employ a strategy that utilizes high leverage ratios, and trading of its shares may be halted under certain circumstances. To the extent that a Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that a Fund invests in ETFs that invest in commodities, which are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver, the Fund will be subject to additional risks. The values of commodity-based ETFs are highly dependent on the prices of the related commodity and the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

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Additional Principal Risks of the Value Fund Only

●	Value Securities Risk. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose these Funds to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

●	Large-Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Industry Focus Risk. The value of securities in a particular industry (such as financial services, technology or healthcare) may decline because of changing expectations for the performance of a particular industry. The Fund intends to hold a number of different individual securities, seeking to manage risks in a particular industry. However, the Fund focuses on the healthcare, technology, financial services, communications/entertainment, consumer, consolidating, and defensive industries. As a consequence, the share price of the Fund may fluctuate in response to factors affecting a particular industry, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting the aforementioned industries.

Additional Principal Risks of the Income Fund Only

●	Portfolio Turnover Risk. Through active trading, the Income Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

●	REIT Risk. To the extent that the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

●	High Yield Securities Risk. The Fund may be subject to greater levels of price volatility as a result of investing in high yield fixed income securities and unrated securities of similar credit quality (commonly known as junk bonds) than funds that do not invest in such securities. Such bonds are rated below BBB-/Baa3 because of the greater possibility that the issuer will fail to make principal and interest payments, and thus default. If this occurs, or is perceived as likely to occur, the values of these securities will generally be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the securities at the value the Fund previously placed on them. As a result, high yield securities are considered predominately speculative. An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Fund need to sell these securities (liquidity risk). Should an issuer declare bankruptcy, there may be potential for partial recovery of the value of the bonds, but the Fund could also lose its entire investment. When the Fund invests in foreign high yield bonds (including sovereign debt), it will be subject to additional risks not typically associated with investing in U.S. securities. These risks are described below under “Foreign securities risk.”

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●	Credit Risk. An issuer of debt securities may not make timely payments of principal and interest.

●	Foreign Securities Risk. The Income Fund may invest up to 35% of its assets, measured at the time of purchase, in foreign equity and debt securities, including foreign sovereign debt of any duration, quality, and maturity, and securities of issuers located in emerging markets. Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated obligations of foreign issuers and may be held directly or in the form of depositary receipts. Investing in foreign issuers involves considerations and risks not typically associated with investing in U.S. issuers, including the following.

Currency risk. For securities denominated in a foreign currency, a change in the value of that currency against the U.S. dollar produces a corresponding change in the U.S. dollar value of the Income Fund's holdings and in the income it receives from them. Countries that maintain managed currencies may make sudden and substantial adjustments that disrupt foreign investors. The Income Fund may also be adversely affected by holding securities denominated in currencies that are not readily convertible into U.S. dollars. The Income Fund does not currently intend to hedge its foreign currency exposure.

Political and economic risk. Foreign investments are subject to the political, economic, and regulatory conditions of the issuer's country, including social instability, armed conflict, and diplomatic developments adverse to U.S. investors. Individual foreign economies may differ from the U.S. economy in growth, inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Governments in certain countries participate substantially in their economies through ownership or regulation, and government action may significantly affect security prices and the payment of dividends and interest.

Information and regulatory risk. Less public information is generally available about foreign issuers, and they are typically not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable in the United States. It may be more difficult to stay currently informed of corporate actions affecting portfolio securities, and there is generally less government supervision of foreign exchanges, brokers, and listed issuers.

Market and settlement risk. Foreign securities markets are generally less developed and less efficient than U.S. markets and may be more volatile with lower trading volume and liquidity. Transaction costs, including brokerage, custody, and tax costs, are generally higher. Settlement practices may differ from U.S. practices, including delays beyond customary U.S. periods and delivery of securities before receipt of payment, which increases the likelihood of a failed settlement. Failed settlements can result in losses to the Income Fund.

Investment, repatriation, and tax risk. Foreign investment in certain countries is restricted or controlled, which may limit or preclude investment and increase the Income Fund's costs. Restrictions may take the form of prior governmental approval, limits on the amount or type of securities foreigners may hold, and limits on the types of issuers in which foreigners may invest. The repatriation of investment income and capital is restricted in certain countries and may require government consent, and additional restrictions may be imposed at any time. Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, reducing the net amount available for distribution to shareholders.

●	Dividend Tax Risk. There can be no assurances that the dividends received by the Fund from its investments will consist of tax-advantaged qualifying dividends eligible either for the dividends-received deduction for corporate Fund shareholders that are otherwise eligible for such deduction or for treatment as qualified dividends eligible for long-term capital gain rates in respect of non-corporate Fund shareholders. To receive dividends-received or qualifying dividend income tax treatment, the Fund must meet holding period and other requirements with respect to the security, and Fund shareholders must meet holding period and other requirements with respect to their Fund’s shares. Furthermore, there is no guarantee that dividends received by the Fund will continue to receive favorable tax treatment in future years.

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●	Income Trust Risk. Investments in income trusts are subject to various risks related to the underlying operating companies controlled by such trusts, including dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. To the extent the Fund invests in income trusts that invest in real estate, it may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes. When the Fund invests in oil royalty trusts, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Moreover, oil royalty trusts are subject to the risk that the underlying oil and gas reserves attributable to the royalty trust may be depleted. As a group, business trusts typically invest in a broad range of industries and therefore the related risks will vary depending on the underlying industry represented in the business trust’s portfolio.

●	Dividend Strategy Risk. The Fund’s dividend capture strategy enables the Adviser to identify and exploit opportunities that the Adviser believes may lead to high current dividend income for the Fund. There can be no assurances that the Adviser will be able to correctly anticipate the level of dividends that companies will pay in any given timeframe. If the Adviser’s expectations as to potential dividends are wrong, the Fund’s performance may be adversely affected. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Any change in the favorable provisions of the federal tax laws may limit the ability of the Fund to take advantage of further income enhancing strategies utilizing dividend paying securities. The use of dividend capture strategies also will expose the Fund to increased trading costs and potential for short-term capital losses or gains, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

●	Preferred Stock Risks. Preferred stocks rated in the lowest categories of investment grade have speculative characteristics. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. Changes in economic conditions or other circumstances that have a negative impact on the issuer may lead to a weakened capacity to pay the preferred stock obligations. Preferred stock may be subject to a number of other risks, including that the issuer, under certain conditions, may skip or defer dividend payments for long periods of time. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income. In addition, holders of preferred stock typically do not have any voting rights, except in cases when dividends are in arrears beyond stated time periods. As with common stock, preferred stock is subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore is subject to greater credit risk than those debt instruments.

●	Fixed Income Securities Risk. The value of these Funds may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust to the market yields. Interest rate risk is greater for long-term debt securities than for short-term and floating rate securities. These Funds are subject to credit risk, which is the possibility that an issuer of a security will become unable to meet its obligations. This risk is greater for securities that are rated below investment grade or that are unrated.

●	Liquidity Risk. Liquidity risk is the risk that a security cannot be sold or replaced quickly at or very close to its market value. The Fund’s ability to sell a security position before maturity depends, in part, on the existence of a liquid secondary market for such a security. Some securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price that represents current or fair market value.

OTHER RISKS OF INVESTING IN A FUND

●	Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include but are not limited to infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through hacking or other means for misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

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Cybersecurity failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of the Funds’ shareholders to transact business and the Funds to process transactions, inability to calculate the Funds’ net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and additional compliance costs. The Funds and their shareholders could be negatively impacted by successful cyber-attacks against or security breakdowns of the Funds or its third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cybersecurity plans and systems put in place by third-party service providers. Cybersecurity risks are also present for issuers of securities in which the Funds invest. This could result in adverse material consequences for such issuers and may cause the funds’ investment in such securities to lose value.

●	Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local, and regional supply chains affected, with potential corresponding results on the operating performance of a Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, a Fund may have difficulty achieving its investment objective which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ investment adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments and can impact the ability of a Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment.

MANAGEMENT

Investment Adviser. Pinnacle Wealth Advisors, LLC (the “Adviser”), 9200 SE Sunnybrook Blvd., Ste 170, Clackamas, Oregon 97015, serves as investment adviser to the Funds. On September 30, 2025, the Adviser acquired the Funds’ predecessor adviser, IMS Capital Management, Inc., which had managed the Funds since inception. The Adviser retained all the predecessor adviser’s staff, including its portfolio managers. The Adviser currently manages accounts for institutions, retirement plans, individuals, trusts, and small businesses, both taxable and non-taxable. As of June 30, 2026, the Adviser managed $988,730,000 on a discretionary basis.

The Adviser supervises the Funds’ investments pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by a vote of a majority of each Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

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The Adviser manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to the approval of the Trustees.

Under the Funds’ Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Carl W. Marker is the Chief Investment Officer of Publicly Traded Securities of the Adviser as well as a board member.

The Adviser will receive a monthly management fee equal to an annual rate of each Fund’s net assets for Institutional Class shares as follows:

Value Fund	1.21%

Income Fund	1.26%

During the fiscal year ended June 30, 2026, IMS Capital Management, Inc. (“IMSCM”) served as investment adviser to the Funds through September 30, 2025. The Adviser succeeded IMSCM as investment adviser effective October 1, 2025.

For the period from July 1, 2025 through September 30, 2025, IMSCM received compensation of 1.21% of the Value Fund’s average daily net assets and 0.25% of the Income Fund’s average daily net assets, after fee waiver and/or expense reimbursement.  For the period from October 1, 2025 through June 30, 2026, the Adviser received compensation of 1.21% of the Value Fund’s average daily net assets and 0.37% of the Income Fund’s average daily net assets, after fee waiver and/or expense reimbursement.  Neither IMSCM nor the Adviser waived any portion of their advisory fees with respect to the Value Fund during the fiscal year ended June 30, 2026.

With respect to each of the Funds, the Adviser contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (exclusive of interest, distribution fees under Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures that are capitalized following generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) do not exceed 1.95% of a Fund’s average daily net assets through at least October 31, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years from the date of the waiver or reimbursement, provided that the repayment does not cause the Income Funds annual operating expenses to exceed the expense limitation that was in place at the time the expense was waived or reimbursed. At a meeting held on September 30, 2025, shareholders approved an expense limitation agreement with the Adviser that allows the Adviser to recoup amounts that IMS Capital Management, Inc., the Funds’ prior investment adviser, waived or reimbursed under its expense limitation agreement with the Funds.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan trust company, or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Funds’ behalf. This fee may be based on the number of accounts or may be a percentage, currently up to 0.50% annually, of the average value of the Funds’ shareholder accounts for which the financial intermediary provides services. The Funds may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Funds’ transfer agent or other service providers if the shares were purchased directly from the Funds. To the extent that these fees are not paid entirely by the Funds, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Funds, pays a fee to a financial intermediary for distribution or shareholder services, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Funds and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Adviser pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling Funds’ shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

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A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Funds is available in the Funds’ Annual Financial Statements for each twelve-month period ended June 30.

In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation -- Brokerage Selection” in the Statement of Additional Information (“SAI”).

Portfolio Manager of the Funds. Carl W. Marker has been primarily responsible for the management of each of the Value Fund and the Income Fund (including each of their predecessors) since inception.

Mr. Marker currently serves as the Chief Investment Officer of Publicly Traded Securities of the Adviser and has served as the primary portfolio manager of the Funds since 1988.

The Funds’ SAI provides additional information about the Funds’ portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Funds.

Board of Trustees. The Funds are each a series of 360 Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 24, 2005. The Board supervises the operations of the Funds according to applicable state and federal law, and is responsible for the overall management of the Funds’ business affairs.

ADMINISTRATION

Custodian. Argent Institutional Trust Company (the “Custodian”) serves as the custodian of the Funds’ securities.

Fund Administration and Distribution. M3Sixty Administration, LLC (“M3Sixty”) serves as the Funds’ administrator, providing the Funds with administrative, accounting, and compliance services. In addition, M3Sixty serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated below under the caption “Investing in a Fund,” M3Sixty will handle your orders to purchase and redeem shares of a Fund and will disburse dividends paid by a Fund.

Distribution of Shares. Matrix 360 Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities. The Funds offer one class of shares, Institutional Class shares. Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with a Fund.

Certain Expenses. In addition to the investment advisory fees, the Funds pay all expenses not assumed by the Adviser, which may include, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN A FUND

Minimum Initial Investment. A Fund’s shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in a Fund. The minimum initial investment for Institutional Class shares of a Fund is $5,000 ($2,000 for Coverdell Savings Accounts and UGMAs). A Fund may, in the Adviser’s sole discretion, accept accounts with less than the minimum investment.

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Additionally, the minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with a Fund or otherwise by the Adviser in its sole discretion.

Determining a Fund’s Net Asset Value. The price at which you purchase or redeem Shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding Shares of the Fund. The net asset value per Share of a Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser has identified Adam Gladstone as the individual responsible for performing its fair value determinations, which are made in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Adviser deems relevant at the time of the determination, fair value represents only a good-faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by the Adviser at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser with respect to services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the SAI under the heading Net Asset Value.

Other Matters. Purchases and redemptions of Shares by the same shareholder on the same day will be netted for a Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. A Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of a Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of a Fund’s remaining shareholders to make payment in cash, a Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Opening a New Account. To open an account with a Fund, take the following steps:

1.                  Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Institutional Class shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met.

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2.                  Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the name of the Fund in which you are investing to:

[Name of Fund]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Funds will charge the prospective investor a $20 fee for canceled checks and may redeem Shares of a Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by a Fund or M3Sixty in connection with any canceled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (877) 244-6235 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing Shares at the then-current public offering price. Before adding funds by bank wire, please call the Funds at (877) 244-6235 and follow the above directions for bank wire purchases. Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. Shareholders of Institutional Class shares who have met a Fund’s minimum investment criteria may participate in a Fund’s automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Institutional Class shares through automatic charges to shareholders’ checking account. With shareholder authorization and bank approval, a Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum for Institutional Class shares of a Fund), which will automatically be invested in Institutional Class shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by notifying a Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), a Fund is required to obtain, verify, and record information to enable a Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, a Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), SSN or other TIN (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. A Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened, and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. A Fund will not be responsible for any losses incurred due to a Fund’s inability to verify the identity of any investor opening an account.

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Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by M3Sixty as the Funds’ transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern Time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to M3Sixty on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

●	We do not accept third-party checks for any investments.

●	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

●	We may refuse to accept any purchase request for any reason or no reason.

●	We mail you confirmations of all your purchases or redemptions of Fund Shares.

●	Certificates representing Shares are not issued.

Choosing a Share Class. The Funds offer one class of shares, Institutional Class shares.

Institutional Class Shares. Institutional Class shares of a Fund are sold at net asset value without an initial sales charge so that the full amount of your purchase payment may be immediately invested in a Fund. Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with a Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan, or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Additional Information about Sales Charges. Information regarding a Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on a Fund’s website since each Fund’s website contains limited information. Further information is available by calling the Funds at (877) 244-6235.

REDEEMING SHARES

Regular Mail Redemptions. Regular mail redemption requests should identify the name of the applicable Fund(s) and be addressed to:

[Name of Fund]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Regular mail redemption requests should include the following:

1.                  Your letter of instruction specifying the Fund, account number, and number of Shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2.                  Any required signature guarantees (see “Signature Guarantees” below); and

3.                  Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit-sharing plans, and other entities.

Except as provided below, your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased Shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 calendar days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request. Each Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. A Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or automated clearing house (“ACH”), the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, a Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

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To the extent cash holdings or cash equivalents are not available to meet redemption requests, a Fund will meet redemption requests by either (i) rebalancing its overweight securities or (ii) selling portfolio assets. In addition, if a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Redemption Fee. If you redeem shares of a Fund that you have held for 90 days or less, you will be charged a redemption fee equal to 0.50% of the value of the shares redeemed. The redemption fee is deducted from your redemption proceeds. The fee is paid directly to the Fund and is not paid to the Adviser, the Distributor, or any financial intermediary. The redemption fee is intended to offset the transaction costs and portfolio disruption that short-term trading imposes on a Fund, including brokerage costs and the need to hold additional cash or to sell portfolio securities at inopportune times. Because the fee is retained by the Fund, it is applied for the benefit of the Fund’s remaining shareholders. The redemption fee is separate from, and in addition to, any fee your financial intermediary may charge you for processing a redemption.

Determining your holding period. For purposes of the redemption fee, shares you have held the longest are treated as being redeemed first, and shares you have held the shortest are treated as being redeemed last. Your holding period is measured from the date your purchase order is accepted in good form through the date your redemption request is received in good form. Shares held for more than 90 days are not subject to the redemption fee.

Waivers. The Funds do not impose the redemption fee on:

• shares acquired through the reinvestment of dividends or capital gain distributions;

• involuntary redemptions of accounts that fall below a Fund’s minimum account size, as described below under “Minimum Account Size”;

• redemptions made in connection with a Fund’s liquidation or reorganization; and

• age-based realignment – is required when a 529-plan beneficiary moves into a new age bracket.

Shares held through financial intermediaries. If you hold shares of a Fund through a broker-dealer, retirement plan, or other financial intermediary, the intermediary, rather than the Fund, may be responsible for assessing and remitting the redemption fee, and the intermediary’s methodology for determining your holding period may differ from the method described above. Certain intermediaries may not assess the fee at all. The Funds have entered into agreements with financial intermediaries under Rule 22c-2 under the Investment Company Act of 1940, requiring the intermediary, upon request, to provide the Funds with shareholder transaction information and to carry out instructions to restrict or prohibit further purchases by shareholders identified as engaging in disruptive trading. If you hold shares through an intermediary, contact the intermediary for information on how the redemption fee is applied to your account.

The Funds reserve the right to modify or eliminate the redemption fee or any of the waivers described above at any time. Shareholders will be given at least 60 days’ prior written notice of any material change, unless otherwise permitted by law. The redemption fee does not apply to the Funds’ Disruptive Trading and Market Timing policies described above, and payment of the redemption fee does not entitle a shareholder to engage in trading that a Fund determines to be Disruptive Trading.

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Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem Shares of a Fund by calling (877) 244-6235. A Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# (816) 743-4477). The confirmation instructions must include the following:

(1)	Name of Fund;

(2)	Shareholder name(s) and account number;

(3)	Number of Shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption funds to the shareholder; and

(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). A Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of Shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with a Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. A Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, a Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). A Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period, then a Fund may, at its discretion, liquidate the account. No redemption fee will be imposed on shares redeemed involuntarily under this section, including shares that have been held for 90 days or less.

Redemptions In Kind. A Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Funds do not intend, under normal circumstances, to redeem their shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees. To protect your account and a Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms. A Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of a Fund. In addition, orders will be deemed to have been received by a Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order. Orders will be priced at the next calculation of a Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if Shares are purchased through a broker or agent. A Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.

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Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone M3Sixty at (877) 244-6235 and buy Shares for investors who have investments in the Fund through the brokerage firm’s account with a Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor M3Sixty shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, a Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if M3Sixty fails to follow these established procedures, it may be liable. A Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. A Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if a Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

●	an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

You should note that if a Fund invests primarily in securities of foreign companies traded on U.S. exchanges, it may be more susceptible to market timing than mutual funds investing primarily in U.S. companies.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, a Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, each Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, Shares within 30 days. While there is no specific limit on roundtrip transactions, the Funds reserve the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where a Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in a Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, a Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and a Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. A Fund will calculate roundtrip transactions at the shareholder level and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, a Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by a Fund, even if applicable Shares are held longer than 30 days. In addition, a Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

A Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

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The market timing policies and procedures described above operate separately from the redemption fee described under “Redemption Fee” in the “Redeeming Shares” section. The redemption fee applies to any redemption of shares held for 90 days or less, whether or not the redemption is part of a roundtrip transaction and whether or not a Fund determines that a shareholder has engaged in Disruptive Trading. Conversely, a Fund may take action against Disruptive Trading regardless of whether a redemption fee has been paid.

Disclosure of Portfolio Holdings. A description of a Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available in the Fund’s SAI.

OTHER IMPORTANT INFORMATION

Distributions, Dividends and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in a Fund.

Each Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by a Fund derived from net investment income, if any, will generally be paid annually and capital gain distributions, if any, will be made at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Shares (or fractions thereof) of the applicable Fund. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by a Fund will be designated as qualified dividend income. If a Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If a Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the applicable Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, each Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 24%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

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Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the applicable Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way a Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. Each Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” Each Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The financial highlights for the fiscal years ended prior to June 30, 2024 were audited by the Funds’ prior independent registered public accounting firm. The financial highlights for the fiscal years ended June 30, 2024, 2025, and 2026 were audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Annual Financial Statements and Other Information, which is available on the Funds’ website at www.imsfunds.com and may be obtained at no charge by calling the Funds.

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IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2026		June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022

Net Asset Value, Beginning of Year	$36.91		$35.06	$26.33	$20.28	$30.88

Investment Operations:
Net investment loss	(0.26)		(0.14)	(0.11)	(0.22)	(0.30)
Net realized and unrealized gain (loss) on investments	8.90		3.96	8.84	6.27	(6.76)
Total from investment operations	8.64		3.82	8.73	6.05	(7.06)

Less Distributions to Shareholders:
From net realized capital gains	(1.41)		(1.97)	—	—	(3.54)
Total distributions	(1.41)		(1.97)	—	—	(3.54)

Paid in capital from redemption fees(a) (b)	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$44.14		$36.91	$35.06	$26.33	$20.28

Total Return(c)	23.86	%(e)	11.05%	33.16%	29.83%	(26.27)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$62,139		$51,858	$51,318	$40,772	$34,078

Ratio of expenses to average net assets:(d)	1.74%		1.80%	1.85%	1.96%	1.82%

Ratio of expenses to average net assets before recoupment, waiver and/or reimbursement:(d)	1.74%		1.80%	1.84%	1.98%	1.82%

Ratio of net investment loss to average net assets:(d)	(0.65)%		(0.38)%	(0.35)%	(0.87)%	(1.10)%

Ratio of net investment loss to average net assets before recoupment, waiver and/or reimbursement:(d)	(0.65)%		(0.38)%	(0.34)%	(0.89)%	(1.10)%

Portfolio turnover rate	16.30%		70.05%	20.76%	22.21%	37.16%

(a)	The average shares method was used to calculate redemption fees.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2026, 0.03% of interest expense during the year ended June 30, 2025, 0.01% during the years ended June 30, 2024 and June 30, 2023, and 0.002% during the year ended June 30, 2022.
(e)	In 2026, 0.11% of the Fund’s total return consists of a remediation payment from the Adviser for a realized investment loss due to a compliance breach. Excluding this item, total return would have been 23.75%.

 27

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	For the Years Ended
	June 30, 2026		June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022

Net Asset Value, Beginning of Year	$2.02		$2.05	$2.06	$2.08	$2.78

Investment Operations:
Net investment income	0.16		0.13	0.16	0.15	0.18
Net realized and unrealized loss on investments	(0.05)		(0.01)	(0.03)	(0.02)	(0.71)
Total from investment operations	0.11		0.12	0.13	0.13	(0.53)

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.15)	(0.14)	(0.15)	(0.17)
Total distributions	(0.16)		(0.15)	(0.14)	(0.15)	(0.17)

Paid in capital from redemption fees(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Year	$1.97		$2.02	$2.05	$2.06	$2.08

Total Return(c)	5.63	%(e)	6.06%	6.53%	6.42%	(20.06)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$16,205		$11,988	$12,862	$11,980	$11,713

Ratio of expenses to average net assets:(d)	1.96%		2.02%	1.99%	1.98%	1.96%

Ratio of expenses to average net assets before waiver & reimbursement:(d)	2.88%		3.03%	2.99%	3.20%	2.77%

Ratio of net investment income to average net assets:(d)	8.10%		6.32%	8.01%	6.97%	6.85%

Ratio of net investment income to average net assets before waiver & reimbursement:(d)	7.18%		5.32%	7.01%	5.76%	6.03%

Portfolio turnover rate	519.01%		266.79%	530.27%	493.36%	477.02%

(a)	The average shares method was used to calculate redemption fees.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2026, 0.07% of interest expense during the year ended June 30, 2025, 0.04% during the year ended June 30, 2024, 0.03% for the year ended June 30, 2023, and 0.01% for the year ended June 30, 2022.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

28

PRIVACY NOTICE

FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

▪      Social Security number

▪      Assets

▪      Retirement Assets

▪      Transaction History

▪      Checking Account Information

▪      Purchase History

▪      Account Balances

▪      Account Transactions

▪      Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons 360 Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 244-6235

29

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix 360 Distributors, LLC (Distributor)
What we do
How does 360 Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?

We collect your personal information, for example, when you

▪      Open an account

▪      Provide account information

▪      Give us your contact information

▪      Make deposits or withdrawals from your account

▪      Make a wire transfer

▪      Tell us where to send the money

▪      Tell us who receives the money

▪      Show your government-issued ID

▪      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪      Affiliates from using your information to market to you

▪      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.  They can be financial and nonfinancial companies.

▪      M3Sixty Administration, LLC, Matrix 360 Distributors, LLC, and Matrix 360 Advisor, LLC (dba M3Sixty Capital, LLC) could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ 360 Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ 360 Funds does not jointly market.

30

FOR MORE INFORMATION

A SAI about the Funds has been filed with the SEC. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Funds.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. The Funds’ SAI, annual and semi-annual reports, and other information, including the Funds’ financial statements, are available on the Funds’ website at www.imsfunds.com.

To request a free copy of the SAI, a Fund’s annual and semi-annual reports, the Funds’ financial statements, and other information about the Funds, or to make inquiries about a Fund, write the Fund c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or call the Funds at (877) 244-6235.

Reports and other information about Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

360 Funds Investment Company Act File Number: 811-21726

31

PINNACLE WEALTH ADVISORS, LLC

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2026

IMS Capital Value Fund

Institutional Class Shares (Ticker Symbol: IMSCX)

IMS Strategic Income Fund

Institutional Class Shares (Ticker Symbol: IMSIX)

each a series of the

360 Funds

The following series managed by Pinnacle Wealth Advisors, LLC: IMS Capital Value Fund and IMS Strategic Income Fund are each a series of 360 Funds, an open-end management investment company registered with the Securities and Exchange Commission as required by the Investment Company Act of 1940 (the “1940 Act”), as amended.

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with each Fund’s prospectus dated October 28, 2026, as the same may be amended from time to time. Copies of the Prospectus may be obtained, without charge, by calling the Funds at (877) 244-6235 or writing to the Fund at the following address:

Pinnacle Wealth Advisors, LLC

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100 Fairway, KS 66205

IMS CAPITAL VALUE FUND

IMS STRATEGIC INCOME FUND

TABLE OF CONTENTS

Page
INVESTMENT OBJECTIVES, POLICIES, AND RISKS	1

INVESTMENT RESTRICTIONS	14

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	15

PORTFOLIO HOLDINGS DISCLOSURE	17

DESCRIPTION OF THE TRUST	19

BOARD OF TRUSTEES, OFFICERS, AND PRINCIPAL SHAREHOLDERS	19

MANAGEMENT AND ADMINISTRATION	24

CODE OF ETHICS	28

PROXY VOTING POLICIES	28

PURCHASES, REDEMPTIONS, AND SPECIAL SHAREHOLDER SERVICES	28

NET ASSET VALUE	30

ADDITIONAL TAX INFORMATION	31

FINANCIAL INFORMATION	39

APPENDIX A – PROXY VOTING POLICIES	A-1

APPENDIX B – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER	B-1

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

360 Funds (the “Trust”) was organized on February 24, 2005, as a Delaware statutory trust. The following series of funds advised by Pinnacle Wealth Advisors, LLC (the “Adviser”): IMS Capital Value Fund (the “Value Fund”) and IMS Strategic Income Fund (the “Income Fund,” each a “Fund” and collectively, the “Funds”) are each diversified, open-end management investment companies and separate series of the Trust. The Prospectus describes each Fund’s investment objective and principal investment strategy, as well as the principal investment risks of each Fund.

The following descriptions and policies supplement these descriptions and also include descriptions of certain types of investments that may be made by a Fund but are not principal investment strategies of a Fund.

Common Stocks. A Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. A Fund may also invest in warrants and rights related to common stocks.

Investments in Small-Cap Companies and Micro-Cap Companies. A Fund may invest a significant portion of its assets in securities of companies with small market capitalizations or micro market capitalizations. Certain small-cap companies and micro-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies and micro-cap companies tend to be very volatile and speculative. Small-cap companies and micro-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small-cap companies and micro-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. In addition, small-cap companies and micro-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, a Fund’s investments in small-cap companies and micro-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company or micro-cap company than for securities of a large company. Therefore, investments in small-cap companies and micro-cap companies may be less liquid and subject to significant price declines that result in losses for a Fund.

Derivative Instruments. A Fund may (but is not required to) use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies, or currency exchange rates, commodities, related indices, and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is continually evolving, and a Fund may invest in derivatives other than those described below.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could suffer losses.

A Fund might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy, a Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Options on Securities and Indices. As described in the Prospectus, a Fund may, among other things, purchase and sell put and call options on equity, debt or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase, pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The seller of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the seller of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

When a Fund sells a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” A Fund may sell such options. When a Fund sells a call or put option on underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option.”

A Fund may sell “naked” call options on individual securities or instruments in which it may invest but that are not currently held by a Fund. When selling “naked” call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it sold the “naked” call option as collateral to ensure that it meets its obligations as the seller of the option. A Fund is further subject to the segregation requirements described below when it sells “naked” call options. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit a Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, selling “naked” call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when the price of the security underlying the sold option increases, a Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, a Fund will lose the difference. “Naked” sold call options are riskier than covered call options because there is no underlying security held by a Fund that can act as a partial hedge. “Naked” sold call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” sold call option is exercised, a Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

A naked put option is a position in which a buyer sells a put option and has no position in the underlying stock. A naked put option may be used when a Fund expects the underlying stock to be trading above the strike price at the time of expiration. A Fund will benefit from a naked put option if the underlying stock is trading above the strike price at the time of the expiration of the put option and expires worthless because a Fund will keep the entire premium. A Fund could lose money if the price of the underlying stock is below the strike price because the put may be exercised against a Fund, causing a Fund to buy the stock at the strike price.

If an option sold by a Fund expires unexercised, a Fund realizes a capital gain equal to the premium received at the time the option was sold. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from selling the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

While, as mentioned above, a Fund may sell naked call or put options, such options will nonetheless be deemed to be “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if a Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board” or “Trustees”) in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures approved by the Board in such amount are segregated) upon conversion or exchange of other securities held by a Fund. For a call option on an index, the option is covered if a Fund segregates assets determined to be liquid by the Adviser. A call option is also covered if a Fund holds a call on the same index or security as the call sold where the exercise price of the call held is (i) equal to or less than the exercise price of the call sold, or (ii) greater than the exercise price of the call sold, provided the difference is segregated by a Fund in assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Adviser in accordance with procedures approved by the Board equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put sold where the exercise price of the put held is (i) equal to or greater than the exercise price of the put sold, or (ii) less than the exercise price of the put sold, provided the difference is segregated by a Fund in assets determined to be liquid by the Adviser.

OTC Options. A Fund may also purchase and sell over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain sold OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. A Fund may also purchase and sell dealer options.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities, including exchange-traded funds (“ETFs”), and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit, or the option may expire worthless. If a Fund were unable to close out a call option that it had sold on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the seller of a call option on an individual security held in a Fund’s portfolio, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the seller of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of a Fund’s portfolio securities decline.

The value of call options sold by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The seller of an option generally has no control over the time when it may be required to fulfill its obligation as a seller of the option. Once an option seller has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF sold by a Fund is covered by an option on the same index or ETF purchased by a Fund, movements in the index or ETF may result in a loss to a Fund; however, such losses may be mitigated by changes in the value of a Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of a Fund’s portfolio securities).

Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Adviser anticipates that the currency will appreciate or depreciate in value. In addition, a Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

Option Combinations. A Fund may combine options transactions, which combinations may be in the form of option spreads or option collars. Put spreads and collars are designed to protect against a decline in value of a security a Fund owns. A collar involves the purchase of a put and the simultaneous selling of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously sells a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for selling the call (in the case of a collar) or selling the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for selling the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

A Fund may sell straddles (covered or uncovered) consisting of a combination of a call and a put sold on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, a Fund, upon entering into a futures contract (and to maintain a Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on their initial and variation margin deposits.

A Fund will incur brokerage fees when they purchase and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for a Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. A Fund may purchase exchange-traded call and put options on futures contracts and sell exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

A Fund may sell options on futures contracts that are “covered.” A Fund will be considered “covered” with respect to a put option it has sold if, so long as it is obligated as seller of the put, a Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has sold (less any related margin deposited with the futures broker). A Fund will be considered “covered” with respect to a call option it has sold on a debt security future if, so long as it is obligated as a seller of the call, a Fund owns a security deliverable under the futures contract. A Fund will be considered “covered” with respect to a call option it has sold on a securities index future if a Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the seller of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the seller of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the seller of the option will be debited to its account and must be immediately paid by the seller. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund sells options on futures contracts, a Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for a Fund. If the option is exercised, a Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but that will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging a Fund’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging a Fund’s portfolio against a market advance when a Fund is fully invested.

The selling of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of a Fund’s holdings of securities. The selling of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a Fund intends to acquire. However, the hedge is limited to the amount of premium received for selling the put.

Hedging. A Fund may engage in an ongoing hedging strategy. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. A Fund may enter into these transactions: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, (c) to manage the duration of a portfolio’s fixed income investments, or (d) to enhance returns.

Hedging activity in a Fund may involve the use of derivatives including, but not limited to, buying or selling (writing) put or call options on stocks, shares of ETFs or stock indexes, buying ETFs or other investment companies that engage in hedging strategies, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures, or purchasing foreign currency forward contracts or options on foreign currency. A Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may also hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities by purchasing foreign forward currency exchange contracts and/or options on foreign currency.

A notice on behalf of the Trust has been filed with the National Futures Association claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Trust's operation. Accordingly, a Fund is not subject to registration or regulation as a commodity pool operator.

Foreign Securities. Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. A Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, OTC, or in the form of American Depositary Receipts. A Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment, or both.

American Depositary Receipts (“ADRs”). ADRs provide a method whereby a Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

Government Action. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currencies; Currency Fluctuations. A Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income and may affect the income of companies in which a Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of a Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of a Fund’s securities denominated in that currency will decline. Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. Similarly, a Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

Potential Adverse Changes. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions that affect the prices of portfolio securities.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as, and may be more volatile and have less volume and liquidity than, those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain government consents.

Taxes. The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

Depositary Receipts. A Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs). ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market, and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Convertible Securities. Although the equity investments of a Fund consist primarily of common and preferred stocks, a Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by a Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. A Fund’s ability to invest in warrants may be limited by a Fund’s investment restrictions.

Real Estate Securities. A Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. A Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the OTC market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Government Securities. A Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still, others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of a Fund’s shares.

Foreign Government Obligations. A Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities, or political subdivisions. These securities may be denominated in United States dollars or in another currency.

Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC, or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on various factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures. A Fund may invest in structured notes, bonds, and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. A Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, a Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations or Assignments when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund’s portfolio and calculating its net asset value.

Corporate Debt Securities. A Fund’s fixed-income investments may include corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by a Fund may be any credit quality, maturity, or yield. Accordingly, a Fund’s debt securities may include “investment grade” securities (those rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion. In addition, a Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa3 by Moody’s or BBB- by S&P, or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa3 by Moody’s or lower than BBB- by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P and Fitch are contained in this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Money Market Instruments. A Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by a Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. A Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by a Fund only through the Master Note program of a Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

ETFs. A Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as a Fund, pay their proportionate share of these expenses. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which a Fund invests in addition to a Fund's direct fees and expenses.

Unit Investment Trusts. A unit investment trust, commonly referred to as a UIT, is one of three basic types of investment companies. The other two types are mutual funds and closed-end funds. A unit investment trust is a registered investment company that buys and holds a generally fixed portfolio of stocks, bonds, or other securities. "Units" in the trust are sold to investors (unitholders) who receive a share of principal and dividends (or interest). A UIT has a stated date for termination that varies according to the investments held in its portfolio. A UIT investing in long-term bonds may remain outstanding for 20 to 30 years. UITs that invest in stocks may seek to capture capital appreciation over a period of a year or a few years. When these trusts are dissolved, proceeds from the securities are either paid to unitholders or reinvested in another trust. A UIT does not actively trade its investment portfolio. That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or bonds), and holds them with little or no change for the life of the UIT. Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

Repurchase Agreements. A Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security, and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements. A Fund may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Illiquid Investments. A Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments, and through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment). If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, a Fund may take appropriate steps to protect a Fund’s liquidity as deemed necessary or advisable by a Fund. A Fund, through the Valuation Designee, values illiquid securities in accordance with procedures approved by the Board (described below), but there can be no assurance that (i) a Fund will determine fair value for a private investment accurately; (ii) that a Fund will be able to sell private securities for the fair value determined by a Fund; or (iii) that a Fund will be able to sell such securities at all. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Private Securities Transactions. In general, securities purchased in private transactions are legally restricted as to resale. A Fund’s investments in private placements will be subject to a number of risks because the securities will be illiquid securities for which there is no public market. A Fund may also invest in securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, which may be resold to qualified institutional buyers without registration. Securities eligible for resale under Rule 144A are treated as illiquid investments unless they are classified as liquid under the Trust’s liquidity risk management program adopted under Rule 22e-4 under the 1940 Act. Illiquid securities are subject to risks of potential delays in resale and uncertainty in valuation. In addition, as noted under “Illiquid Investments” above, if at any time more than 15% of a Fund’s net assets are invested in illiquid securities, a Fund may take appropriate steps to protect a Fund’s liquidity as deemed necessary or advisable by a Fund. In such a case, a Fund may seek to sell private securities in its portfolio prematurely at prices below what the Adviser believes to be the securities’ fair value.

Restricted Securities. Within its limitation on investment in illiquid securities and a Fund’s private investments, a Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A Fund values restricted securities under fair value procedures described above under “Illiquid Securities” and as described in the section entitled “Investing in a Fund – Determining a Fund’s Net Asset Value” of the Prospectus.

Forward Commitment & When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, a Fund could incur a short-term gain or loss.

Short Sales of Securities. A Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. A Fund then sells the borrowed security to a buyer in the market. A Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, a Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. When a Fund makes a short sale, a Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on a Fund’s books and/or in a segregated account at a Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of a Fund’s short position obligations.

In addition, a Fund may make short sales “against the box;” i.e., when a Fund sells a security short when a Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether a Fund will lend securities, the Adviser will consider all relevant facts and circumstances. A Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral, or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay a Fund any interest paid on the loaned securities, and a Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, a Fund may not be able to achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Restrictions. Each Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A “majority” for this purpose means the lesser of (i) 67% of a Fund’s shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, a Fund may not:

(1)        Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

(2)        Borrow money, except to the extent permitted under Section 18(f)(1) of the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)        Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with selling covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)        Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws;

(5)        Make loans, provided that a Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short- term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)        Purchase or sell real estate or interests in real estate directly; provided, however, that a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)        Purchase or sell commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity; or

(8)        Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry. The Fund will consider the concentration of underlying investments in determining compliance with this policy.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

(1)        Purchase securities on margin; provided, however, that a Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices;

(2)        Make investments for the purpose of exercising control or management over a portfolio company;

(3)        Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)        Invest in interests in oil, gas or other mineral exploration or development programs, although a Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)        Invest more than 15% of its total net assets in illiquid securities; or

(6)        Purchase warrants if, as a result, a Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under a Fund’s second fundamental investment restriction apply at all times.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. The Adviser shall manage a Fund’s portfolio in accordance with the terms of each Fund’s Investment Advisory Agreement by and between the Adviser and that Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser selects the securities and manages the investments for a Fund, and also selects broker-dealers to execute portfolio transactions, all subject to the oversight of the Board. The Advisory Agreement is described in detail under “Management and Administration”. The Adviser serves as an investment adviser for a number of client accounts, including the Funds. Investment decisions for a Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser.

Brokerage Selection. In selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of a Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as provided in the Advisory Agreement, the Adviser is authorized to cause each Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage, and other purposes, the Adviser will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than a Fund and not all such services may be useful to the Adviser in connection with a Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to a Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by a Fund.

A Fund may invest in securities traded in the OTC market. Transactions in the OTC market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. A Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

For the fiscal years ended June 30, 2026, 2025, and 2024, each Fund paid the following amount of brokerage commissions:

Name of Fund	2026	2025	2024
Value Fund	$4,408	$17,856	$6,676
Income Fund	$44,295	$28,138	$56,569

Aggregated Trades. While investment decisions for a Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to a Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover. The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a Fund may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and a Fund may engage in short-term trading to achieve its investment objectives.

The following table sets forth each Fund’s turnover rate for the last two fiscal years:

Name of Fund	2026	2025
Value Fund	16.30%	70.05%
Income Fund	519.01%	266.79%

PORTFOLIO HOLDINGS DISCLOSURE

The Board of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by a Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Trust or other persons. These policies include the following:

●           Public disclosure regarding the securities held by a Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

●           Public disclosure regarding a Fund’s Portfolio Securities is made periodically through the Funds’ Form N-PORT and Form N-CSR (“Official Reports”). Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased, or sold by a Fund.

●           Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or a Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”). The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●           The Trust’s policy relating to disclosure of the Trust's holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust's investment adviser or to other Trust service providers, including but not limited to the Trust's administrator, distributor, custodian, legal counsel, and auditors as identified in the Prospectus and this SAI, financial printers or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all Fund shareholders. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.

●           The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by a Fund is disclosed to a shareholder or other person before disclosure in the Official Reports. In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of a Fund, and whether the arrangement will adversely affect the Trust, a Fund or its shareholders. The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●           The CCO shall inform the Board of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

●           Neither the Trust’s investment adviser nor the Trust (or any affiliated person, employee, officer, trustee, or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by a Fund.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Trust, or an officer of the Funds.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Funds.

In order to protect a Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Pinnacle Wealth Advisors, LLC (Adviser)	Daily	None	Daily	Daily
M3Sixty Administration, LLC (Administrator)	Daily	None	Daily	Daily
Argent Institutional Trust Company (Custodian)	Daily	None	Daily	Daily
Tait, Weller & Baker LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
FinTech Law, LLC (Trust Counsel)	As needed	None	As needed	As needed
Matrix 360 Distributors, LLC (Principal Underwriter)	Daily	None	Daily	As needed

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on February 24, 2005, is an open-end management investment company. The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently offers 7 series of shares. The number of shares in the Trust shall be unlimited. The Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date. When issued for payment as described in the Prospectus and this SAI, shares of a Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved in liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) at any time by action of a majority of the four Trustees at a duly constituted meeting; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board shall, for any reason, exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS, AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review the performance of the Funds; and oversee the activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their year of birth and address, their present position with the Trust or the Funds and their principal occupation during the past five years. As described above under “Description of the Trust,” each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board shall, for any reason, exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address* and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Tom M. Wirtshafter 1954	Trustee, Audit Committee Chair	Since 2011	Retired (2024-present); Senior Vice President, American Portfolios Financial Services (broker-dealer), American Portfolios Advisors (investment adviser) (2009-2024)	7	None
Steven D. Poppen 1968	Trustee, Nominating and Corporate Governance Committee Chair	Since 2018	Executive Vice President and Chief Business Administration Officer, Minnesota Vikings (professional sports organization) (2020-present); Executive Vice President and Chief Financial Officer, Minnesota Vikings (2006-2020); Executive Vice President and Chief Financial Officer, MV Ventures, LLC (real estate developer) (2015-present)	7	IDX Funds (2015-2021)
Thomas J. Schmidt 1963	Trustee, Board Chair	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (financial services consulting practices) (2015-present)	7	Lind Capital Partners Municipal Credit Income Fund (2021-present)
Interested Trustee**
Randall K. Linscott 1971	Trustee and President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Executive Chair, M3Sixty Capital, LLC (investment adviser) (2023-present)	7	IDX Funds (2015-2021)
Officers
Richard Yates 1965	CCO and Secretary	Since 2021	President, M3Sixty Enterprises, LLC (2024-present); Chief Legal Officer and CCO, M3Sixty Capital, LLC (2023-present); Head of Compliance and Chief Legal Counsel, M3Sixty Administration, LLC (2021–present); CCO, Leader Funds Trust (2025-present); CCO and Secretary, IDX Funds (2021)	N/A	N/A
Larry E. Beaver, Jr. 1969	Treasurer	Since 2021	Head of Operations, M3Sixty Administration, LLC (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-2021); Treasurer, Tactical Investment Series Trust (2022-present); Treasurer, Leader Funds Trust (2025-present); Vice President, Wildermuth Fund (2025-present); Assistant Treasurer, 360 Funds (2017-2021); Assistant Treasurer, IDX Funds (July 2017-2021); Assistant Treasurer, WP Funds Trust (2017-2021)	N/A	N/A

Name, Address* and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Tony DeMarino 1970	Anti-Money Laundering (“AML”) Officer	Since 2025	President, M3Sixty Capital, LLC (2025-present, 2022-2024); Principal Executive Officer, Matrix 360 Distributors, LLC (2025-present, 2022-2024); Head of Distribution, Commerce Fund (2024-2025); Partner, Primark Capital (2020-2021)	N/A	N/A

* The address of each Trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

** Mr. Linscott is an Interested Trustee because he is the Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the Funds’ administrator and transfer agent.

Board Structure. The Trust’s Board includes three independent Trustees and one interested Trustee, Mr. Linscott. Mr. Schmidt, one of the Trust’s independent trustees, serves as the Chairman of the Board. The Trustees have determined that the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Funds. During these meetings, the Board receives reports from the Funds’ administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Linscott, and the Trust’s CCO, Mr. Yates, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating and Corporate Governance Committee, and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes, and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes, and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes, and/or skills for each Trustee:

Tom M. Wirtshafter - Mr. Wirtshafter has more than 40 years of experience managing and operating a wide range of financial services companies, and was a Senior Vice President at American Portfolios Financial Services, Inc., a broker-dealer, and American Portfolios Advisors, an investment adviser. American Portfolios Financial Services, Inc. was purchased by Osaic in June 2022.

Steven D. Poppen - Mr. Poppen is currently the Executive Vice President and Chief Business Administration Officer for the Minnesota Vikings professional football team. In his role, Mr. Poppen works with the accounting and finance, security, facilities, and stadium operations departments, along with financing and operations of U.S. Bank Stadium and Twin Cities Orthopedics Performance Center. Mr. Poppen also serves as an Executive Vice President and Chief Financial Officer of MV Ventures, LLC, a Minnesota real estate development and operations entity. Prior to joining the Vikings’ organization, Mr. Poppen was a Certified Public Accountant in the business assurance group of PricewaterhouseCoopers LLP. Mr. Poppen has held Board of Director positions with several non-profit organizations within the Twin Cities, including Twin Cities Habitat for Humanity, Minnesota State Fair Foundation, Minneapolis Downtown Council, and Minnesota Adult & Teen Challenge.

Thomas J. Schmidt - Mr. Schmidt has more than 40 years of experience managing and operating financial services companies and is currently Principal of Tom Schmidt & Associates Consulting, LLC. Prior to this, he served as Vice President of the Mutual Fund and Alternative Investment Full Service Transfer Agent at DST Systems, Inc.

Randall K. Linscott - Mr. Linscott has over 30 years of experience with a wide range of financial services companies, including service at PricewaterhouseCoopers, an international public accounting firm, as well as Boston Financial Data Services, a transfer agency, prior to his role at M3Sixty Administration, LLC and with the Trust.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accountants on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times in the fiscal year ended June 30, 2026.

Nominating and Corporate Governance Committee. All of the Independent Trustees are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s purposes, duties, and powers are set forth in its written charter, included as Appendix B. This charter also describes the process by which shareholders of the Trust may make nominations. The Nominating and Corporate Governance Committee meets only as necessary and met once during the fiscal year ended June 30, 2026.

Proxy Voting Committee. All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Funds should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Funds’ Adviser, principal underwriter or an affiliated person of a Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended June 30, 2026.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Director		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Tom M. Wirtshafter	Value Fund Income Fund	A	E
Steven D. Poppen	Value Fund Income Fund	A	A
Thomas J. Schmidt	Value Fund Income Fund	A	D
Interested Trustee
Randall K. Linscott	Value Fund Income Fund	A	E

Control Persons and Principal Holders of Securities. As of October 5, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Funds.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the respective Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the investment advisory agreement. As of October 5, 2026, the following persons were record owners (or, to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the respective Fund.

Value Fund

Institutional Class shares

Name and Address of Principal Holder	Shares	Percentage Owned of Record

NFS LLC 200 Liberty Street New York, NY 10281	541,961	39.57%

Charles Schwab and Co Inc. 101 Montgomery Street San Francisco, CA 94104	547,139	39.95%

Income Fund

Institutional Class shares

Name and Address of Principal Holder	Shares	Percentage Owned of Record

NFS LLC 200 Liberty Street New York, NY 10281	2,582,915	35.83%

Charles Schwab and Co Inc. 101 Montgomery Street San Francisco, CA 94104	4,255,869	59.03%

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” receives a fee of $5,000 each year, plus a fee of $1,500 per Fund each year, and $200 per Fund per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by each Trustee for the most recent fiscal year ended June 30, 2026.

Name of Trustee*	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*
Independent Trustees
Tom M. Wirtshafter	$7,050	None	None	$28,600
Steven D. Poppen	$7,050	None	None	$28,600
Thomas J. Schmidt	$7,050	None	None	$28,600
Interested Trustee
Randall K. Linscott	None	None	None	None

* Each of the Trustees serves as a Trustee to the 7 Funds of the Trust.

MANAGEMENT AND ADMINISTRATION

Investment Adviser. Pinnacle Wealth Advisors, LLC serves as the Funds’ investment adviser under the terms of an investment advisory agreement (the “Advisory Agreement”) dated October 1, 2025. Under the Advisory Agreement, the Adviser reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time with respect to any Fund(s), without payment of any penalty, by the Trust’s Board or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust.

At a meeting held on September 30, 2025, shareholders approved an expense limitation agreement with the Adviser, which allowed the Adviser to recoup amounts that IMS Capital Management, Inc., (“IMSCM”), the prior investment adviser, waived or reimbursed under its expense limitation agreement with the Funds. The Adviser has entered into an expense limitation agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits each Fund’s annual operating expenses (exclusive of interest, distribution fees under Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures that are capitalized following generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) to not more than 1.95% through at least October 31, 2027. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by a Fund within three years from the date of the waiver or reimbursement, provided that the repayment does not cause the Fund’s annual operating expenses to exceed the expense limitation that was in place at the time the expense was waived or reimbursed. Before October 31, 2027, the agreement cannot be terminated without the approval of the Board of Trustees.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the Funds to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Value Fund	1.21%
Income Fund	1.26%

In addition to the management fee, the Adviser may receive certain benefits from its management of a Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of each Fund’s Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation -- Brokerage Selection.”

The Funds paid the following advisory fees to IMSCM, of which IMSCM waived or recouped the amounts set forth in the tables below:

Value Fund

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Recouped (Waived) by Adviser	Net Advisory Fees Paid
June 30, 2024	$537,952	$6,180	$544,132
June 30, 2025	$615,702	$0	$615,702
June 30, 2026*	$162,127	$0	$162,127

*For the period of July 1, 2025 through September 30, 2025.

Income Fund

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Recouped (Waived) by Adviser	Net Advisory Fees Paid
June 30, 2024	$155,557	$(123,337)	$32,220
June 30, 2025	$155,466	$(123,728)	$31,738
June 30, 2026*	$39,194	$(31,283)	$7,911

*For the period of July 1, 2025 through September 30, 2025.

The Funds paid the following advisory fees to the Adviser, of which the Adviser waived or recouped the amounts set forth in the tables below:

Value Fund

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Recouped (Waived) by Adviser	Net Advisory Fees Paid
June 30, 2026*	$505,396	$0	$505,396

*For the period of October 1, 2025 through June 30, 2026.

Income Fund

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Recouped (Waived) by Adviser	Net Advisory Fees Paid
June 30, 2026*	$127,236	$(90,139)	$37,097

*For the period of October 1, 2025 through June 30, 2026.

Portfolio Manager. Carl W. Marker is the portfolio manager responsible for the day-to-day management of the Funds. Mr. Marker is compensated through a split of management fees, bonus, and equity ownership of the Adviser. Such an arrangement provides an incentive for Mr. Marker to increase revenue through asset gathering, asset retention, preservation, and growth of capital, and through the production of excellent research and decision-making.

As of June 30, 2026, Mr. Marker managed assets in a number of other accounts as listed in the table below.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Carl W. Marker	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	98	$98,100,000	0	$0

Ownership of Securities. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of June 30, 2026 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Value Fund	Dollar Range of Equity Securities in the Income Fund
Carl W. Marker	G	A

Conflicts of Interest. The Adviser’s management of accounts other than the Funds may give rise to potential conflicts of interest in connection with its management of the Funds’ investments, on the one hand, and the investments of the other accounts (the “Other Accounts”), on the other. The Other Accounts might have similar investment objectives as the Funds, track the same indices a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. The portfolio manager knows the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.

Investment Opportunities. The Adviser may provide investment supervisory services for a number of investment accounts that have varying investment guidelines. Differences in the compensation structures of the Adviser’s various accounts may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.

Administrator. M3Sixty Administration, LLC (“M3Sixty”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

Effective May 1, 2021, the Trust and M3Sixty entered into a Fund CCO Service Agreement (the “CCO Agreement”) pursuant to which M3Sixty provides a CCO and certain compliance support services to the Trust. The services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers, overseeing the Trust’s services providers, conducting ongoing due diligence on such service providers, providing quarterly and annual reports to the Board regarding compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act, and performing other services customary to the role of a CCO to a registered investment company.

The Fund paid the amounts set forth in the table below for fund administration, fund accounting, transfer agent services, and CCO services.

Value Fund

Fiscal Year Ended	Administration Fee	CCO Services
June 30, 2024	$147,342	$9,095
June 30, 2025	$152,452	$8,795
June 30, 2026	$153,216	$9,256

Income Fund

Fiscal Year Ended	Administration Fee	CCO Services
June 30, 2024	$84,260	$9,095
June 30, 2025	$86,140	$8,795
June 30, 2026	$86,947	$9,256

Certain officers and a Trustee of the Trust are also employees of M3Sixty.

Distributor. Matrix 360 Distributors, LLC (the “Distributor”) is the principal underwriter of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisting in the sales of Fund shares pursuant to a distribution agreement approved by the Trustees. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds. Shares of the Funds are sold on a continuous basis. The distribution agreement requires the Distributor to use all reasonable efforts in connection with the distribution of the Funds’ shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives. The distribution agreement with the Distributor provides that the Adviser will pay an annual fee plus an asset-based fee on behalf of each Fund. During the three most recent fiscal years ended June 30, there were no payments made to the Distributor by the Funds.

Custodian. Argent Institutional Trust Company (the “Custodian”) serves as custodian for the Funds’ assets. The Custodian acts as the depository for the Funds, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Funds an annual fee based on the average net assets of the Funds held by the Custodian plus additional out-of-pocket and transaction expenses incurred by the Funds.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ tax returns, including but not limited to the Funds’ federal, state and excise taxes.

The independent registered public accounting firm will audit the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. FinTech Law, LLC, 6224 Turpin Hills Drive, Cincinnati, OH 45244, serves as legal counsel to the Trust.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Each code permits the applicable entity’s employees and officers to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Trust’s and the Adviser’s codes require that the portfolio manager and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds, subject to oversight of the Trustees. Copies of the Trust’s Proxy Voting Policies and Procedures and the Adviser’s Proxy Voting Policy are included as Appendix A to this SAI.

Each year the Funds are required to file Form N-PX stating how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period. Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Funds at (877) 244-6235 and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS, AND SPECIAL SHAREHOLDER SERVICES

Purchases. Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders. Potential investors should also refer to the Prospectus for information regarding the Funds’ Institutional class shares, and their respective fees and expenses. The Prospectus also describes the Funds’ automatic investment plan and certain rights reserved by the Funds with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of the Funds will be offered and sold on a continuous basis. The purchase price of shares of a Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at 4:00 p.m. Eastern Time, as described under “Net Asset Value” below.

Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases in Kind. A Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of a Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Determining a Fund’s Net Asset Value” in the Prospectus.

Share Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds’ share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions. Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares in the Funds should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax, or bank wire. The Prospectus also describes the Funds’ policy regarding accounts that fall below a Fund’s required minimums, redemptions in kind, signature guarantees, and other information about a Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. A Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by a Fund. A Fund imposes a redemption fee equal to 0.50% of the value of the shares redeemed on shares held for 90 days or less, as described under “Redeeming Shares – Redemption Fee” in the Prospectus, which also describes the waivers from the fee and the method by which a shareholder’s holding period is determined. No other charge is made by a Fund for redemptions, other than a possible charge for wiring redemption proceeds.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” a Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Additional Information. Following is additional information regarding certain services and features related to purchases, redemptions, and distribution of Fund shares. Investors who have questions about any of this information should call the Funds at (877) 244-6235.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at 360 Funds, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

Mailing Shareholder Communications. Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

Dealers. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of a Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding a Fund, and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of the FINRA. None of the aforementioned compensation is paid directly by a Fund or its shareholders.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended, and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No redemption fee will be imposed with respect to such involuntary redemptions.

The Funds do not intend, under normal circumstances, to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of a Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of a Fund will not be calculated.

In computing a Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of a Fund outstanding at the time of the valuation, and the result is the net asset value per share of a Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. The Fund’s investments are valued based on market value or, if no market value is readily available, based on the determination of the Adviser, which has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act. Values are determined according to accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of a Fund are valued as follows:

●         Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by a Fund.

●         Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Options held by a fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price.

●         Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●         Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

●         Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

●         Securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of a Fund and the allocable portion of any general assets are conclusive. As described in the Prospectus, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Adviser or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Adviser will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the Adviser, as the Valuation Designee. The Fund may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances, these investments may be valued under the Adviser’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed. Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances), assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

The Trust has adopted Fair Value Pricing procedures. A description of these procedures and instructions is included in the Prospectus and is incorporated herein by reference.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, nor does the information cover all aspects of U.S. federal income taxation that might be relevant to beneficial owners of Fund shares. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on the current Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change by legislative, judicial, or administrative action; such changes can even be retroactive. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

Shareholders are advised to consult their tax advisors with specific reference to their own tax situations.

A U.S. shareholder is a beneficial owner of shares of a Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust, or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective shareholder who is a partner of a partnership holding a Fund’s shares should consult its tax advisors with respect to the purchase, ownership, and disposition of its Fund shares.

Taxation of the Funds

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations affecting investments in such Fund.

Qualification as a Regulated Investment Company (“RIC”). Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

Each Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A Fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in the redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the Fund is required to distribute to shareholders for the fund to avoid federal income tax and excise tax and may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders, and since the amount of any undistributed income and/or gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced because of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. If the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly considering two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership, which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC is derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Taxation for U.S. Shareholders. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as a capital gain.

For federal income tax purposes, distributions of net investment income are taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and, therefore, eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that a certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if a certain holding period and other requirements are met.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions, including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Pay-In-Kind Securities. Payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents, and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would, therefore, reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid the imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases, elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

A credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

Foreign Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply, and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and the character of such distributions (e.g., ordinary income or USRPI gain), will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. To qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the "Foreign Account Tax Compliance Act" or "FATCA") require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA, related intergovernmental agreements, or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Backup Withholding. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations considering their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has released Form 8938, and individuals are now required to attach Form 8938 to their income tax returns if they meet the reporting thresholds for specified foreign financial assets. For tax years during which the filing of Form 8938 was suspended, individuals must attach the form to their next income tax return after the suspension. The specific circumstances under which a shareholder’s indirect interest in the Fund’s foreign financial assets must be reported will depend on IRS guidance and related Treasury regulations. Please consult with your tax advisor to determine whether you are required to file this form.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued a series of guidance with respect to these rules, although certain aspects may still be unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a non-U.S. shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the traditional rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends, and interest-related dividends, as described above) may be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS to report certain information about their U.S. account holders. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes, or other taxes.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the FATCA may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL INFORMATION

The Annual Report for the Funds for the fiscal year ended June 30, 2026, was filed with the SEC. The financial statements for the Funds for the fiscal year ended June 30, 2026 filed on Form N-CSR are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Form N-CSR have been audited by the Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in the Form N-CSR and is also incorporated herein by reference. No other parts of the Form N-CSR are incorporated by reference herein. The financial statements in the Form N-CSR have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

You can receive free copies of shareholder reports, request other information, and discuss your questions about the Funds directly at:

360 FUNDS
c/o M3Sixty Administration, LLC 4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205
Telephone: (877) 244-6235

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)      the Trust’s Proxy Voting Policies and Procedures; and

(2)      the Adviser’s Proxy Voting Policy.

(1) PROXY VOTING POLICIES AND PROCEDURES FOR THE 360 FUNDS

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each Fund has, subject to the oversight of the Trust’s Board, delegated to the Advisers the following duties: (i) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (ii) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that each Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A.           General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.           Delegation to the Adviser

The Trust believes that the Advisers are in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisers are hereby delegated the following duties:

(1)         to make the proxy voting decisions for the Funds, in accordance with each applicable Adviser’s Proxy Voting Policy, except as provided herein; and

(2)         to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund casts its vote; and (d) whether the Fund casts its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to each Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

C.          Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

(2) PROXY VOTING POLICY OF THE ADVISER

Pinnacle Wealth Advisors, LLC

PROXY VOTING POLICY

As amended October 1, 2025

It is the intent of Pinnacle Wealth Advisors, LLC (“Pinnacle”) to vote proxies in the best interests of the firm’s clients. In order to facilitate this proxy voting process, Pinnacle receives proxy voting and corporate governance advice from Glass Lewis & Company (“Glass Lewis”) to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Pinnacle’s operations and research staff through information received from Glass Lewis regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or reports detailing how proxies relating to their securities were voted by contacting the adviser directly.  Investors in the IMS Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling the Fund at 1-503-788-4200, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at http://www.sec.gov.

GLASS LEWIS

Glass Lewis is an independent investment adviser that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.

Pinnacle has also appointed a group of senior level employees to act as a Proxy Committee (“Proxy Committee”). In those circumstances where the Portfolio Manager or Analyst who covers a security for Pinnacle determines that they wish to vote contrary to Glass Lewis’ recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Pinnacle’s internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines. The Proxy Committee’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis’ recommendation or may request that the Fund’s Proxy Voting Committee, which is made up of independent trustees, make a recommendation. If Glass Lewis is unable to make a recommendation, then Pinnacle’s internal Proxy Committee will direct the voting of such shares.

VOTING PROCEDURES

Pinnacle utilizes Broadridge, an outside voting agent service, to cast and record all client votes, and Glass Lewis to provide independent advice on corporate governance, proxy and corporate responsibility issues.

When a new account is opened where Pinnacle is responsible for voting proxies, a letter is sent to Broadridge informing them that they will act as our proxy voting agent for that account. Pinnacle notifies Broadridge and provides periodic holdings file on each account, which is uploaded into Broadridge’s proprietary software.

The voting decisions are forwarded to Pinnacle’s Proxy Administrator for voting through Broadridge’s interactive web voting feature.

Pinnacle may enter into client agreements that govern the manner in which Pinnacle votes proxies on behalf of its clients. These agreements may provide that the client has retained discretion with respect to proxies or has delegated discretion to another party. In such cases, the terms of these agreements will govern the manner in which Pinnacle treats proxies related to these client accounts.

Pinnacle votes most proxies for clients where voting authority has been given to the adviser by the client. However, in some circumstances the adviser may decide not to vote some proxies if they determine that voting such proxies is not in the client’s best interests. For example: the adviser may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Pinnacle will not vote proxies for legacy securities held in a new client account previously managed by another manager that the adviser intends to sell, proxies for securities held in an unsupervised portion of a client’s account, proxies that are subject to blocking restrictions, proxies that require the adviser to travel overseas in order to vote, or, proxies that are written in a language other than English.

RECORD RETENTION

Pinnacle retains records relating to proxy voting policies and procedures, proxy statements received for client securities (the adviser may rely on filings made on Edgar or its voting service to maintain this record), records of votes cast on behalf of clients, records of client requests for proxy voting information, documents prepared by the adviser that were material to making a proxy voting decision or memorialized the basis for the decisions. All such records will be maintained as required by applicable laws and regulations.

VOTING GUIDELINES

The current Glass Lewis Proxy Research Guidelines provide general voting parameters on various types of issues when there are no extenuating circumstances. Investors in the Funds may request a copy of the current Glass Lewis Proxy Research Guidelines by calling the Fund at 1-503-788-4200. As discussed above, in the vast majority of circumstances, proxy issues will be voted in accordance with Glass Lewis recommendations.

Pinnacle reserves the right to amend and revise this policy without notice at any time.

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisers and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Management Proposals

Election of Directors

In analyzing directors and boards, the Glass Lewis Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Glass Lewis Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares. Therefore, shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Glass Lewis Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Glass Lewis Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to claw back unearned bonuses. The Glass Lewis Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

The Glass Lewis Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by Ceres. Ceres works to advance sustainability leadership among investors, companies and capital market influencers to drive solutions.

Social

The Glass Lewis Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Glass Lewis Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

Policy Inquiries

This Proxy & Corporate Actions Voting Policies Notice is provided for your information and no action on your part is required.

Please direct your questions about this notice to:

Pinnacle Wealth Advisors, LLC Funds

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

APPENDIX B – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

360 Funds

Nominating and Corporate Governance Committee Membership

1. The Nominating and Corporate Governance Committee of 360 Funds (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.           The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.           The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

3.           The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.           The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.           The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.           The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.         The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.         The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:          October 25, 2017

B-1

APPENDIX A TO THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

360 FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.          Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.         Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.        Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

B-2

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”), is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed March 14, 2005.
(a)(2)	Certificate of Amendment to the Trust Instrument, is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed August 26, 2011.
(b)	By-Laws, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed March 14, 2005.
(c)	Articles III, V and VI of the Trust Instrument, Exhibit 28(a)(1) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)(1)

Investment Advisory Agreement between the Registrant, on behalf of the IMS Capital Value Fund and IMS Strategic Income Fund (together the “IMS Funds”), and Pinnacle Wealth Advisors, LLC, is incorporated by reference to Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2025.

(d)(2)

Investment Advisory Agreement between the Registrant, on behalf of the Timber Point Global Allocations Fund and Timber Point Alternative Income Fund (together, the “Timber Point Funds”), and Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2020.

(d)(2)(i)

Amended Schedule A to the Investment Advisory Agreement between the Trust, on behalf of the Timber Point Funds, and Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 155 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2021.

(d)(3)

Investment Advisory Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(d)(3)(i)

Amended Schedule A of the Investment Advisory Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, M3Sixty Onchain U.S. Government Money Market Fund, and M3Sixty Income and Opportunity Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(d)(4)

Sub-Advisory Agreement between M3Sixty Capital, LLC and Bridge City Capital, LLC for the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(e)(1)

Distribution Agreement between the Registrant, on behalf of the IMS Funds, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A filed August 28, 2018.

(e)(2)

Distribution Agreement between the Registrant, on behalf of the M3Sixty Income and Opportunity Fund, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 192 to the Registrant’s Registration Statement on Form N-1A filed June 27, 2025.

(e)(2)(i)

Amended Schedule A to the Distribution Agreement between the Registrant, on behalf of the M3Sixty Income and Opportunity Fund, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 192 to the Registrant’s Registration Statement on Form N-1A filed June 27, 2025.

(e)(3)

Distribution Agreement between the Registrant, on behalf of the Timber Point Funds, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2020.

(e)(4)

Distribution Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(e)(4)(i)

Amended Schedule A to the Distribution Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund and the M3Sixty Onchain U.S. Government Money Market Fund, and the Distributor, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(f)	Not Applicable.
(g)(1)

Custodian Agreement between the Registrant and Fifth Third Bank, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed March 27, 2013.

(g)(1)(i)

Amended and Restated Exhibit A to the Custodian Agreement between the Registrant, on behalf of the Timber Point Funds, and the M3Sixty Income and Opportunity Fund, and Fifth Third Bank, N.A. , is incorporated by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A filed on January 29, 2020.

(g)(2)

Custodian Agreement between the Registrant, on behalf of the IMS Funds, and Huntington National Bank, is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.

(g)(2)(i)

Amended and Restated Appendix B to the Custodian Agreement between the Registrant, on behalf of the IMS Funds and the M3Sixty Small Cap Growth Fund, and Huntington National Bank, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(g)(3)

Custodian Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, and Huntington National Bank, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(g)(4)	Consent to Assignment of Custodian Agreements with Huntington National Bank to Argent Institutional Trust Company, is filed herewith.

(h)(1)

Amended and Restated Master Fund Services Agreement between the Registrant, on behalf of the IMS Funds, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A filed on June 28, 2021.

(h)(2)

Amended and Restated Master Fund Services Agreement between the Registrant, on behalf of the M3Sixty Income and Opportunity Fund, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A filed on June 28, 2021.

(h)(3)

Investment Company Services Agreement between the Registrant, on behalf of the Timber Point Funds, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2020.

(h)(4)

Master Fund Services Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(h)(5)

Master Fund Services Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, and the Administrator, is incorporated by reference to Post-Effective Amendment No. 190 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.

(h)(6)

Expense Limitation Agreement between the Registrant, on behalf of the IMS Funds, and Pinnacle Wealth Advisors, LLC, is incorporated by reference to Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2025.

(h)(7)

Amended Expense Limitation Agreement between the Registrant, on behalf of the Timber Point Funds, and Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2023.

(h)(7)(i)

Schedule A to the Amended Expense Limitation Agreement between the Registrant, on behalf of the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2026.

(h)(8)

Amended Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2023.

(h)(8)(i)

Schedule A-1 to the Amended Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Small Cap Growth Fund and M3Sixty Income and Opportunity Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A filed on September 28, 2026.

(h)(9)

Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, and M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(h)(9)(i)

Schedule A-1 to the Expense Limitation Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 199 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2026.

(h)(10)

Sub-Transfer Agency Agreement between the Registrant, on behalf of the M3Sixty Onchain U.S. Government Money Market Fund, M3Sixty Administration, LLC, and CERES Coin TA, LLC, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(h)(11)

Shareholder Services Plan for the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2023.

(h)(12)

Shareholder Services Plan for the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2024.

(h)(12)(i)

Amended Schedule A to the Shareholder Services Plan for the M3Sixty Small Cap Growth Fund and M3Sixty Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2024.

(i)(1)

Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the IMS Funds, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.

(i)(2)

Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the M3Sixty Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.

(i)(3)

Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. regarding the legality of securities registered with respect to the Timber Point Alternative Income Fund (formerly known as the Crow Point Alternative Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed October 6, 2017.

(i)(4)

Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. regarding the legality of securities registered with respect to the Timber Point Global Allocations Fund (formerly known as the Crow Point Defined Risk Global Equity Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed October 6, 2017.

(i)(5)

Opinion and Consent of FinTech Law, LLC regarding the legality of securities registered with respect to the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.

(i)(6)

Opinion and Consent of FinTech Law, LLC regarding the legality of securities registered with respect to the M3Sixty Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 185 to the Registrant’s Registration Statement on Form N-1A filed on August 23, 2024.

(i)(7)	Consent of FinTech Law, LLC with respect to the IMS Funds, is filed herewith.

(i)(8)

Consent of FinTech Law, LLC with respect to the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 199 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2026.

(i)(9)

Consent of FinTech Law, LLC with respect to the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2026.

(i)(10)

Consent of FinTech Law, LLC with respect to the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A filed on September 28, 2026.

(i)(11)

Consent of FinTech Law, LLC with respect to the M3Sixty Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A filed on September 11, 2026.

(i)(12)

Opinion of Practus, LLP on Tax Matters with respect to the proposed reorganization of the Timber Point Alternatives Fund into the Timber Point Global Allocations Fund, is incorporated by reference to Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed on August 24, 2020.

(j)(1)

Consent of Independent Registered Public Accounting Firm with respect to the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 199 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2026.

(j)(2)	Consent of Independent Registered Public Accounting Firm with respect to the IMS Funds, is filed herewith.
(j)(3)

Consent of Independent Registered Public Accounting Firm with respect to the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2026.

(j)(3)(i)

Consent of Cohen & Company, Ltd. as prior independent registered public accounting firm with respect to the Timber Point Funds, is incorporated by reference to Post-Effective Amendment No. 190 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2025.

(j)(4)

Consent of Independent Registered Public Accounting Firm with respect to the M3Sixty Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A filed on September 28, 2026.

(j)(5)

Consent of Independent Registered Public Accounting Firm with respect to the M3Sixty Onchain U.S. Government Money Market Fund, is incorporated by reference to Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A filed on September 11, 2026.

(k)	Not applicable.
(l)	Initial Subscription Agreement, is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2005.

(m)	Distribution Plan under Rule 12b-1 for the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.
(n)

Rule 18f-3 Plan for the M3Sixty Income and Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.

(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant, is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2005.
(p)(2)	Code of Ethics for Pinnacle Wealth Advisors, LLC, is incorporated by reference to Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2025.
(p)(3)	Code of Ethics for Timber Point Capital Management LLC, is incorporated by reference to Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed on August 24, 2020.
(p)(4)	Code of Ethics for M3Sixty Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A filed on June 27, 2023.
(p)(5)	Code of Ethics for Bridge City Capital, LLC, is incorporated by reference to Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A filed on September 11, 2026.
(p)(6)	Code of Ethics for the Distributor, is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.
(q)	Copy of Powers of Attorney, is incorporated by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2024.
ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees, and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent, or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registration Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement), and administration agreements (Exhibit 28(h) to the Registration Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defenses of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Advisers

The list required by this Item 31 as to any other business, profession, vocation, or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s Form ADV listed opposite such investment adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Pinnacle Wealth Advisors, LLC	801-116763
Timber Point Capital Management LLC	801-118290
M3Sixty Capital, LLC	801-128124
Bridge City Capital, LLC	801-96252

ITEM 32.	Principal Underwriter

(a)	The principal underwriter and distributor for the Registrant is Matrix 360 Distributors, LLC. To the best of the Registrant’s knowledge, Matrix 360 Distributors, LLC also acts as principal underwriter to: Tactical Investment Series Trust and Leader Funds Trust.

(b)	To the best of the Registrant’s knowledge, the table below provides information for each director, officer, or partner of Matrix 360 Distributors, LLC, the principal underwriter of the Registrant:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS WITH UNDERWRITER	POSITIONS WITH REGISTRANT
Tony DeMarino	Principal Executive Officer & Anti-Money Laundering Officer	Anti-Money Laundering Officer
John Williams	Chief Compliance Officer	None
Tim Easton	Head of Operations	None

*	The address of Matrix 360 Distributors, LLC, and each of the above-named persons is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

(c)	Not Applicable.

ITEM 33.	Location of Accounts and Records

The accounts, books, or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)	M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Administrator and Transfer Agent)

(b)	CERES Coin TA, LLC, 253 N. Barfield Drive, Marco Island, FL 34145 (records relating to its function as the Sub-Transfer Agent for the M3Sixty Onchain U.S. Government Money Market Fund)

(c)	Matrix 360 Distributors, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Principal Underwriter)

(d)	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its function as Custodian for the M3Sixty Income and Opportunity Fund and Timber Point Funds)

(e)	Argent Institutional Trust Company, 4343 Easton Commons, Suite 120, Columbus, Ohio 43219 (records relating to its function as Custodian for the IMS Funds, the M3Sixty Small Cap Growth Fund, and the M3Sixty Onchain U.S. Government Money Market Fund)

(f)	Pinnacle Wealth Advisors, LLC, 9200 SE Sunnybrook Blvd., Suite 170, Clackamas, Oregon 97015 (records related to its function as investment adviser to the IMS Funds)

(g)	Timber Point Capital Management LLC, 4 Westchester Park Drive, Suite 100, White Plains, New York 10604 (records relating to its function as investment adviser to the Timber Point Funds)

(h)	M3Sixty Capital, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as investment adviser to the M3Sixty Small Cap Growth Fund, M3Sixty Income and Opportunity Fund, and M3Sixty Onchain U.S. Government Money Market Fund)

(i)	Bridge City Capital, LLC, One Centerpointe Drive, Suite 565, Lake Oswego, Oregon 97035 (records relating to its function as investment sub-adviser to the M3Sixty Small Cap Growth Fund)

ITEM 34.	Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form N-1A.

ITEM 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 204 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Fairway, and State of Kansas, on this 28th day of October 2026.

360 Funds

By:	/s/ Randall K. Linscott
Randall K. Linscott, President, Trustee, and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*		October 28, 2026
Steven D. Poppen, Trustee		Date

*		October 28, 2026
Thomas J. Schmidt, Trustee		Date

*		October 28, 2026
Tom M. Wirtshafter, Trustee		Date
/s/ Randall K. Linscott		October 28, 2026
Randall K. Linscott, Trustee, President and Principal Executive Officer		Date
/s/ Larry E. Beaver, Jr.		October 28, 2026
Larry E. Beaver, Jr., Treasurer and Principal Financial Officer		Date
* By:	/s/ Randall K. Linscott	October 28, 2026
Randall K. Linscott, Attorney-in-Fact		Date

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBIT INDEX

(g)(4)	Consent to Assignment of Custodian Agreements with Huntington National Bank to Argent Institutional Trust Company
(i)(7)	Consent of FinTech Law, LLC
(j)(2)	Consent of Tait, Weller & Baker LLP as Independent Registered Public Accounting Firm